UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2016

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	33-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant's telephone number, including area code)

                                            N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 23, 2016, in connection with the Lexington Realty Trust’s (the “Trust”) effective shelf registration statement on Form S-3 (File No. 333-206411) that was filed with the Securities and Exchange Commission on August 14, 2015 (the “Registration Statement”), the Trust filed a prospectus supplement (the “ATM Prospectus Supplement”) covering the sale of up to $88,116,012 aggregate offering price of shares of beneficial interest classified as common stock of the Trust, par value $0.0001 per share ( “Common Shares”), $63,116,012 of which were previously covered by a prior registration statement and $25,000,000 of which are newly authorized. Prior to the date of the ATM Prospectus Supplement, the Trust had sold Common Shares having an aggregate offering price of approximately $36,883,988 under a prior registration statement.

Also in connection with the filing of the ATM Prospectus Supplement, on November 23, 2016, the Trust and Lepercq Corporate Income Fund L.P. (the “Operating Partnership”) entered into separate amendments to each of the two Equity Distribution Agreements (as amended, collectively, “Equity Distribution Agreements”) previously entered into by the Trust and the Operating Partnership on January 11, 2013 with each of Jefferies & Company Inc. and KeyBanc Capital Markets Inc. (each a “Sales Agent”) in connection with the ATM Program to sell the Securities from time to time through an “at the market” equity offering program (the “ATM Program”). Under the ATM Program, Jefferies LLC, as successor to Jefferies & Company Inc., and KeyBanc Capital Markets Inc. will act as sales agents (the “Sales Agents”).

The amendments to the Equity Distribution Agreements reflect, among other things, following the date thereof, the Registration Statement and the ATM Prospectus Supplement and an increase in the aggregate offering price of the Common Shares as described above. Pursuant to the Equity Distribution Agreements, the Securities may be offered and sold through any of the Sales Agents in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including directly or on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Sales Agent will be entitled to compensation of up to 2.00% of the gross sales price per share for any Securities sold through it as the Trust’s and the Operating Partnership’s sales agent.

Copies of the Equity Distribution Agreements are attached as Exhibits 1.1 and 1.2 to the Trust’s Current Report on Form 8-K filed on January 14, 2013 and are incorporated by reference herein. Copies of the amendments to the Equity Distribution Agreements are attached as Exhibits 1.1, and 1.2 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Equity Distribution Agreements are qualified in their entirety by reference to the full text of the Equity Distribution Agreements.

Item 8.01.	Other Events.

On November 23, 2016, Venable LLP delivered its legality opinion with respect to the Securities, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

On November 23, 2016, Paul Hastings LLP delivered its opinion with respect to certain matters related to the Securities, a copy of which is attached hereto as Exhibit 8.1 and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

1.1	First Amendment to Equity Distribution Agreement, dated as of November 23, 2016, among the Trust and the Operating Partnership, on the one hand, and Jefferies LLC, on the other hand.

1.2	First Amendment to Equity Distribution Agreement, dated as of November 23, 2016, among the Trust and the Operating Partnership, on the one hand, and KeyBanc Capital Markets Inc., on the other hand.

5.1	Opinion of Venable LLP.

8.1	Opinion of Paul Hastings LLP regarding tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Paul Hastings LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: November 23, 2016	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Lepercq Corporate Income Fund L.P.
By: Lex GP-1 Trust, its general partner

Date: November 23, 2016	By:	/s/ Patrick Carroll
Patrick Carroll
Vice President

Exhibit Index

1.1	First Amendment to Equity Distribution Agreement, dated as of November 23, 2016, among the Trust and the Operating Partnership, on the one hand, and Jefferies LLC, on the other hand.

1.2	First Amendment to Equity Distribution Agreement, dated as of November 23, 2016, among the Trust and the Operating Partnership, on the one hand, and KeyBanc Capital Markets Inc., on the other hand.

5.1	Opinion of Venable LLP.

8.1	Opinion of Paul Hastings LLP regarding tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Paul Hastings LLP (included in Exhibit 8.1).